EXHIBIT 10.1

                             SUBSCRIPTION AGREEMENT

      THIS SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of May ___, 2004, by and among SECURED SERVICES, INC., a Delaware corporation (the "Company"), and the subscribers identified on the signature page hereto (each a "Subscriber" and collectively "Subscribers").

      WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"); and

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers shall purchase, in the aggregate, approximately $7,000,000 (the "Purchase Price") of Units each Unit consisting of (i) four (4) shares of the Company's common stock, $.0001 par value (the "Common Stock"), and (ii) a warrant to purchase one (1) share of Common Stock (the "Warrant Shares"), in the form attached hereto as Exhibit A (the "Warrant"). The per Unit Purchase Price shall be $5.20. The Purchase Price shall be payable to the Company on the Closing Date, as defined in Section 13(b) hereof. The shares of Common Stock issuable to the Subscribers are referred to herein as the "Shares," and the Shares, the Warrant and the Warrant Shares are collectively referred to herein as the "Securities".

      NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

            1. Purchase and Sale of Shares and Warrants. Subject to the satisfaction (or waiver) of the conditions to Closing set forth in this Agreement, each Subscriber shall purchase the Shares and Warrant Shares set forth opposite each such Subscriber's name on the signature page hereto for the portion of the Purchase Price indicated on the signature page hereto, and the Company shall sell such number of Shares and Warrant Shares to the Subscriber. The Purchase Price for the Shares and Warrants shall be paid in cash.

            2. Warrants. On the Closing Date the Company will issue Warrants to the Subscribers. A warrant to purchase one (1) share of Common Stock will be issued to each Subscriber for each four (4) shares issued to such Subscriber on the Closing Date. The per Warrant Share exercise price to acquire a Warrant Share upon exercise of a Warrant shall be $1.96. The Warrants shall be exercisable for five (5) years after the Closing Date.

            3. Subscriber's Representations and Warranties. Each Subscriber hereby represents and warrants to and agrees with the Company only as to such Subscriber that:

                  (a) Information on Company. The Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company's Form 10-KSB for the year ended December 31, 2003 as filed with the Commission, together with all subsequently filed Forms 10-QSB, 8-K, and filings made with the Commission available at the EDGAR website (hereinafter referred to collectively as the "Reports"). the Subscriber has considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.


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                  (b) Information on Subscriber. At the time the Subscriber was offered the Securities it was, and as of the date hereof it is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority to purchase and own the Securities. The Subscriber is able to bear the economic risk of such investment and at the present time, is able to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

                  (c) Purchase of Common Stock and Warrants. The Subscribers is purchasing the Common Stock and Warrants as principal for its own account and not with a view to any distribution thereof (this representation and warranty not limiting such Subscriber's right to sell the Shares and Warrant Shares pursuant to the Registration Statement (as defined in Section 8(d) hereof) or otherwise in compliance with applicable federal and state securities laws).

                  (d) Compliance with 1933 Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

                  (e) Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and Subscriber has full power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

                  (f) Correctness of Representations. Each Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof in all material respects and, unless a Subscriber otherwise notifies the Company prior to the Closing Date (as hereinafter defined), shall be true and correct in all material respects as of the Closing Date.

                  (g) Restrictions on Short Sales. Subscriber represents, warrants and covenants that neither Subscriber nor any person or entity, directly or indirectly controlling, controlled by or under direct or indirect common control with such Subscriber ("Affiliate") which (x) has knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Subscriber's investments or trading or information concerning such Subscriber's investments, including in respect of the Securities, or (z) is subject to such Subscriber's review or input concerning such Affiliate's investments or trading, has or will, directly or indirectly, during the period beginning on the date on which Subscriber was first contacted regarding the transactions contemplated by this Agreement and ending on the Closing Date, engage in (i) any "short sales" (as such term is defined in Rule 3b-3 promulgated under the 1934 Act) of the Shares and/or the Warrant Shares, including, without limitation, the maintaining of any short position with respect to, establishing or maintaining a "put equivalent position" (within the meaning of Rule 16a-


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1(h) under the 1934 Act) with respect to, entering into any swap, derivative transaction or other arrangement (whether any such transaction is to be settled by delivery of Shares, other securities, cash or other consideration) that transfers to another, in whole or in part, any economic consequences or ownership, or otherwise dispose of, any of the Securities by such Subscriber or
(ii) any hedging transaction which establishes a net short position with respect to the Securities (clauses (i) and (ii) together, a "Short Sale"); except for
(A) Short Sales by such Subscriber or an Affiliate of such Subscriber which was, prior to the date on which such Subscriber was first contacted regarding the transactions contemplated by this Agreement, a market maker for the Shares, provided that such Short Sales are in the ordinary course of business of such Subscriber or Affiliate of such Subscriber and are in compliance with the 1933 Act, the rules and regulations of the 1933 Act and such other securities laws as may be applicable, (B) Short Sales by such Subscriber or an Affiliate of such Subscriber which by virtue of the procedures of such Subscriber are made without knowledge of the transactions contemplated by this Agreement or (C) Short Sales by such Subscriber or an Affiliate of such Subscriber to the extent that such Subscriber or Affiliate of such Subscriber is acting in the capacity of a broker-dealer executing unsolicited third-party transactions.

      The Company acknowledges and agrees that each Subscriber does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.

            4. Company Representations and Warranties. The Company represents and warrants to and agrees with each Subscriber that:

                  (a) Due Incorporation. The Company has one subsidiary. Each of the Company and its subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiary is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document (as defined in Section 4(c) below),
(ii) a material adverse effect on the assets, business, results of operations, financial condition or prospects of the Company or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction document(any of (i), (ii) or (iii) a "Material Adverse Effect") and no action, claim, suit, investigation or proceeding (including without limitation, an investigation or partial proceeding, such as a deposition), has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

                  (b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company and each of its subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

                  (c) Authority; Enforceability. This Agreement, the Warrants, the Registration Rights Agreement by and among the Company and the Subscribers, dated as of the date hereof (the "Registration Rights Agreement"), the issuance of the Shares and the Warrant Shares upon exercise of the Warrants, and any other agreements delivered together with this Agreement or in connection herewith (collectively "Transaction Documents") have been (i) duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith, (ii) duly executed and delivered by the Company and (iii) are valid and binding agreements enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency,


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fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

                  (d) Additional Issuances. There are no outstanding agreements or preemptive or similar rights affecting the Company's common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company, or stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders, except as described on Schedule 4(d), or the Reports.

                  (e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, the National Association of Securities Dealers, Inc., Nasdaq National Market, Nasdaq SmallCap Market, the Bulletin Board nor the Company's shareholders is required in connection with the execution and delivery by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities, and the performance of the Company's obligations under the Transaction Documents other than the filing with the Commission of the Registration Statement, applicable Blue Sky filings and filings that have already been made under applicable securities laws.

                  (f) No Violation or Conflict. Assuming the representations and warranties of the Subscribers in Section 3 are true and correct, the issuance and sale of the Securities, the execution, delivery and performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company, and the consummation by the Company of the other transactions contemplated by this Agreement and the other Transaction Agreements do not and will not:

                        (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) or give rise to any right of termination, amendment, acceleration or cancellation under (A) the articles or certificate of incorporation, charter or bylaws of the Company or its subsidiary, (B) any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its subsidiaries or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates or subsidiaries is a party, by which the Company or any of its affiliates or subsidiaries is bound, or to which any of the properties of the Company or any of its affiliates or subsidiaries is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates or subsidiaries is a party except in the case of clauses (B), (C) or (D), such as would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the Company; or

                        (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company, its subsidiaries or any of its affiliates; or


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

                        (iii) result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company; or

                        (iv) result in the activation of any piggy-back registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

                  (g) The Securities. The Securities upon issuance:

                        (i) are, and will be, free and clear of any security interests, charges, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

                        (ii) have been, or will be, duly and validly authorized and on the date of issuance of the Shares and upon exercise of the Warrants, the Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted, provided that each Subscriber complies with the prospectus delivery requirements of the 1933 Act);

                        (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and

                        (iv) will not subject the holders thereof to personal liability by reason of being such holders.

                  (h) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation affecting or pending or, to the best knowledge of the Company, threatened against or affecting the Company, any subsidiary or any of their respective properties before or by any court, governmental or administrative agency or body, regulatory authority (federal, state, county, local or foreign), or arbitrator (collectively, an "Action") that
(i) would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto. Except as disclosed in the Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation affecting, pending or, to the best knowledge of the Company, basis for or threatened Action which, individually or in the aggregate if adversely determined could have a material adverse effect on the Company. Neither the Company nor any subsidiary, nor to the knowledge of the company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any subsidiary under the 1934 Act or the 1933 Act.

                  (i) Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months. The Company has not taken action designed to, or which to its knowledge is likely to have the effect of, terminating the


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registration of the Common Stock under the 1934 Act nor has the Company received any notification that the Commission is contemplating terminating such registration.

                  (j) No Market Manipulation. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

                  (k) Information Concerning Company. The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Reports, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

                  (l) Stop Transfer. The Securities, when issued, will be restricted securities. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

                  (m) Defaults. Neither the Company nor its subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation or bylaws or other organizational or charter documents. The Company is (i) not in default under or in violation of any other agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a material adverse effect on the Company.

                  (n) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board. Nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offer of the Securities to be integrated with other offerings. The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities.

                  (o) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities. The Company offered the Shares for sale only to the Subscribers and certain other "accredited investors" within the meaning of Rule 501 under the 1933 Act.


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                  (p) Listing. The Company's common stock is quoted on the
Bulletin Board. The Company has not received any oral or written notice that its common stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that its common stock does not meet all requirements for the continuation of such quotation and the Company satisfies and as of the Closing Date, the Company will satisfy all the requirements for the continued quotation of its common stock on the Bulletin Board.

                  (q) No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports , other than those incurred in the ordinary course of the Company's businesses since December 31, 2003 and which, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the Company's financial condition, other than as set forth in Schedule 4(q).

                  (r) No Undisclosed Events or Circumstances. Since December 31, 2003, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports. The Company further confirms that neither the Company nor any other person acting on its behalf has provided any of the Subscribers or their agents or counsel with any information that constitutes or might constitute material, non-public information.

                  (s) Capitalization. The authorized and outstanding capital stock of the Company as of the date of this Agreement and the Closing Date are set forth on Schedule 4(s). Except as set forth in the Reports and Schedule 4(d), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company or any right to participate in the transactions contemplated by the Transaction Documents. The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any person (other than the Subscribers) and will not result in a right of any holder of securities of the Company to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

                  (t) Dilution. The Company's executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company's equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment, that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Securities is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

                  (u) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers.

                  (v) Investment Company. The Company is not, and is not an Affiliate (as defined in Rule 405 under the 1933 Act) of, and immediately after receipt of payment for the shares, will


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

not be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

                  (w) Labor Relations. No material labor dispute exists or, to the knowledge of the company, is imminent with respect to any of the employees of the Company which, individually or in the aggregate, could reasonable be expected to result in a Material Adverse Effect.

                  (x) Regulatory Permits. The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Reports, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificates, authorizations and permits.

                  (y) Title to Assets. Except as set forth in the Reports, the Company and its subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and its subsidiaries, taken as a whole, and good and marketable title in all personal property owned by them that is material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all security interests, charges, liens, claims or other encumbrances, except for such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries and liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Except as set forth in the Reports, any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable eases with which the Company and its subsidiaries are in material compliance.

                  (z) Patents and Trademarks. To the knowledge of the Company and its subsidiaries, the Company and the subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Reports and which the failure to so have, individually or in the aggregate, could have or reasonably be expected to result in a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any subsidiary violates or infringes the rights of any person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and do not violate or infringe the Intellectual Property Rights of others.

                  (aa) Transactions with Affiliates and Employees. Except as set forth in the Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or its subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) for other employee benefits, including stock option agreements under any stock option plan of the Company.


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

                  (ab) Internal Accounting Controls. The Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-KSB or 10-QSB, as the case may be, is being prepared. The Company's certifying officers evaluated the effectiveness of the Company's controls and procedures as of the end of December 31, 2003. The Company presented in its Form 10-KSB for the year ended December 31, 2003 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluation. Since December 31, 2003, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307 of Regulation S-B under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

                  (ac) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Subscribers as a result of the Subscribers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Subscribers' ownership of the Securities.

                  (ad) Solvency. Based on the financial condition of the Company as of the Closing Date, after giving effect to the transactions contemplated hereby, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and including the anticipated proceeds of the sale of the Securities; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                  (ae) Registration Rights. Except pursuant to the Transaction Documents and as set forth on Schedule 4(ae), no person has any right to cause the Company to effect the registration under the 1933 Act of any securities of the Company.

                  (af) Form SB-2 Eligibility. The Company is eligible to register the resale of its Common Stock by the Subscribers under Form SB-2 promulgated under the 1933 Act.

                  (ag) Taxes. Except for matters that would not individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any subsidiary.

                  (ah) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclosure fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  (ai) Accountants. To the best of the Company's knowledge, J.H. Cohn, LLP are independent accountants.

                  (aj) Acknowledgment Regarding Subscribers' Purchase of Securities. The Company acknowledges and agrees that each of the Subscribers is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that no Subscriber is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Subscriber or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Subscribers' purchase of the Securities. The Company further represents to each Subscriber that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

                  (ak) Correctness of Representations. The Company understands and confirms that the Subscribers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. The Company represents that the foregoing representations and warranties, including the Disclosure Schedules and all other disclosure provided to the Subscribers regarding the Company are (i) true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date and (ii) do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (al) Survival. The foregoing representations and warranties shall survive the Closing Date and delivery of the Shares.

            5. Regulation D Offering. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) of the 1933 Act and Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company's legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by Subscribers. A form of the legal opinion is annexed hereto as Exhibit C. The Company will provide, at the Company's expense, such other legal opinions in the future as are reasonably necessary for the resale of the Common Stock and exercise of the Warrants and resale of the Warrant Shares.

            6. Legal Fees. The Company shall pay to counsel for 033 Asset Management, LLC fees up to but not in excess of $30,000 in the aggregate as reimbursement for services rendered to 033 Asset Management, LLC in connection with this Agreement and the purchase and sale of the Shares and Warrants (the "Offering").

            7. Placement Agent. The Company on the one hand, and each Subscriber (for itself only) on the other hand, agrees to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees (each a "Placement Agent") other than as set forth below on account of services purported to have been rendered on behalf of and to the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. Anything to the contrary in this Agreement notwithstanding, each Subscriber is providing indemnification only for such Subscriber's own actions and not for any action of any other Subscriber. Each Subscriber's liability hereunder is several and not joint. The Company represents that there are no parties entitled to receive fees, commissions, or similar payments in connection with the Offering except Merriman Curhan Ford & Co., P.C. in the amount designated on Schedule 7 ("Placement Agent's Fee").

            8. Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

                  (a) Stop Orders. The Company will advise the Subscribers, promptly after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

                  (b) Listing. The Company shall promptly secure the listing of the shares of Common Stock and the Warrant Shares upon each national securities exchange, or automated quotation system upon which they are or become eligible for listing (subject to official notice of issuance) and shall maintain such listing so long as any Shares or Warrants are outstanding. The Company will maintain the listing of its Common Stock on the American Stock Exchange, Nasdaq SmallCap Market, Nasdaq National Market System, Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the "Principal Market")), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. As soon as commercially reasonable after becoming eligible to list its Common Stock on a national securities exchange or the automated quotation system of a national securities association (including, without limitation the New York Stock Exchange and Nasdaq National Market), the Company will promptly obtain such listing and maintain such listing so long as any Shares or Warrants are outstanding. The Company will provide the Subscribers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement and the Closing Date, the Bulletin Board is and will be the Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other trading exchange or market other than the Principal Market, it will include in such application the Shares and Warrant Shares and will take such other action as is necessary or desirable in the opinion of the Subscribers to cause the Shares and Warrant Shares to be listed on such other trading exchange or market as promptly as possible.

                  (c) Market Regulations. The Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to Subscriber.

                  (d) Reporting Requirements. From the date of this Agreement and until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the registration statement described in Section 2 of the Registration Rights Agreement (the "Registration Statement") or pursuant to Rule 144 (the "Expiration Date"), without regard to volume limitation, the Company will (v) cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the 1934 Act, (x) comply in all respects with its reporting and filing obligations under the 1934 Act, (y) comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(b) or 12(g) of the 1934 Act, as applicable, and (z) comply with all requirements related to any registration statement filed pursuant to the Registration Rights Agreement, including maintaining the effectiveness of the Registration Statement. Upon the request of any holder of Securities, the Company shall deliver to such holder a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until the Expiration Date. Until the resale of the Common Stock and the Warrant Shares by each Subscriber, the Company will use its best efforts to continue the listing or quotation of the Common Stock on the Principal Market or other market with the reasonable consent of Subscribers holding a majority of the Shares and Warrant Shares, and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing.

                  (e) Use of Proceeds. The Company undertakes to use the proceeds of the Subscribers' funds for working capital including use in strategic acquisitions and shall not use such proceeds for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

                  (f) Reservation. As of the date hereof, the Company has reserved and undertakes to reserve, pro rata on behalf of each Subscriber and holder of a Warrant, from its authorized but unissued common stock, a number of common shares equal to the amount of Shares and Warrant Shares issuable upon exercise of the Warrants, free of preemptive rights; provided however, that such number of shares of Common Stock so reserved shall be adjusted, as appropriate, in the event that the Company shall combine the outstanding shares of Common Stock into a lesser number of shares, subdivide the shares of Common Stock into a greater number of shares or issue additional shares of Common Stock as a dividend or other distribution.

                  (g) Taxes. From the date of this Agreement and until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

                  (h) Insurance. From the date of this Agreement until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, in amounts sufficient to prevent the Company from becoming a co-insurer, that are prudent and customary in the businesses in which the Company and its subsidiaries are engaged and not in any event less than 100% of the insurable value of the property insured; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

                  (i) Books and Records. From the date of this Agreement until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

                  (j) Governmental Authorities. From the date of this Agreement until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

                  (k) Intellectual Property. From the date of this Agreement until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

                  (l) Properties. From the date of this Agreement until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitation, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a material adverse effect.

                  (m) Blackout. The Company undertakes and covenants that until the first to occur of (i) the Registration Statement having been effective for ninety (90) business days, or (ii) until all the Shares and Warrant Shares have been resold pursuant to said registration statement, the Company will not enter into any acquisition, merger, exchange or sale or other transaction, that could have the effect of delaying the effectiveness of the pending Registration Statement or causing an already effective registration statement to no longer be effective or current.

                  (n) Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Subscribers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the Principal Market.

                  (o) Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m. Eastern time on the business day following the Closing Date, issue a press release or file a Current Report on Form 8-K, in each case reasonably acceptable to each Subscriber disclosing the transactions contemplated hereby and make such other filings and notices in the manner and time required by the Commission. The Company and 033 Asset Management, LLC shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor any Subscriber shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Subscriber, or without the prior consent of each Subscriber, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Subscriber, or include the name of any Subscriber in any filing with the Commission or any regulatory agency or trading exchange or market, without the prior written consent of such Subscriber, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or the Principal Market's regulations, in which case the Company shall provide the Subscribers with prior notice of such disclosure permitted under subclause (i) or (ii).

                  (p) Shareholders Rights Plan. No claim will be made or enforced by the Company or any other Person that any Subscriber is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Subscriber could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Subscribers.

                  (q) Non-Public Information. The Company covenants and agrees that neither it nor any other person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing covenant in effecting transactions in securities of the Company in accordance with the terms of this Agreement.

                  (r) Subsequent Equity Sales. From the date hereof until 90 days after the effective date of the Registration Statement, neither the Company nor any subsidiary shall issue additional shares of Common Stock or any other securities of the Company or its subsidiaries which would entitle the holder thereof to acquire at any time shares of Common Stock. Notwithstanding anything to the contrary herein, this Section 8(r) shall not apply to the following (a) the granting of options to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, or (b) the exercise of any security issued by the Company in connection with the offer and sale of the Company's securities pursuant to this Agreement, or (c) the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the date hereof or issued pursuant to clause (a) above, provided such securities have not been amended since the date hereof, or (d) acquisitions.

                  (s) Reimbursement. If any Subscriber becomes involved in any capacity in any action, claim, suit, investigation or proceeding by or against any person who is a stockholder of the Company (except as a result of sales, pledges, margin sales and similar transactions by such Subscriber to or with any current stockholder), in connection with such Subscriber's acquisition of the Securities under this Agreement, as a result of any act, action or non-action by the Company, and not as a result of any bad act on the part of the Subscriber, the Company will reimburse such Subscriber for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Subscribers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Subscribers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Subscribers and any such Affiliate and any such person. The Company also agrees that neither the Subscribers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.

            9. Covenants of the Company and Subscriber Regarding
Indemnification.

                  (a) The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers' officers, directors, agents, affiliates, control persons, and shareholders (each a "Subscriber Party"), against any claim, contingency, cost, expense, liability, obligation, loss or damage (including all judgments, amounts paid in settlements, court costs and reasonable legal fees and costs of investigation) of any nature, incurred by or imposed upon a Subscriber Party which results, arises out of or is based upon
(i) any misrepresentation by Company or breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any representation or warranty by Company in this Agreement, the Schedules attached hereto or any other Transaction Document; (ii) any breach or default in performance by the Company of any covenant, agreement or undertaking to be performed by the Company hereunder or pursuant to any other Transaction Document; or (iii) any cause of action, suit or claim brought or made against such Subscriber Party and arising solely out of or solely resulting from the execution, delivery, performance or enforcement of this Agreement or any other Transaction Document, which does not directly result from the negligence, misconduct or other bad act of the Subscribers. The Company will reimburse such Subscriber for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

                  (b) Each Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company's officers, directors, agents, affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including all judgments, amounts paid in settlements, court costs, reasonable legal fees and costs of investigation) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Subscriber in this Agreement or Schedules attached hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by such Subscriber of any covenant or undertaking to be performed by such Subscriber hereunder.

                  (c) Promptly after receipt by a party entitled to claim indemnification hereunder (an "Indemnified Party") of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an "Indemnifying Party"), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 9(c) and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 9(c) if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 9(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the parties in any such action (including any impleaded parties) include both the indemnified party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. The Indemnifying Party shall not be liable for any settlement of any such action effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending action in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such action.

                  (d) The Company covenants to enter into the Registration Rights Agreement in the form attached hereto as Exhibit B, with Subscribers on or before the Closing Date.

            10. Transfer Restrictions.

                  (a) Transfers. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of a Subscriber or in connection with a pledge as contemplated in this Section 10, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the 1933 Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Subscriber under this Agreement and the Registration Rights Agreement.

                  (b) Shares Legend. The Subscribers agree to the imprinting, so long as is required by this Section 10(b), of a legend on the Shares and the Warrant Shares, in substantially the following form:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, EXCEPT THAT THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OF THE HOLDER WITH A REGISTERED BROKER-DEALER OR OTHER LOAN OF THE HOLDER WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT."

                  (c) Warrants Legend. The Subscribers agree to the imprinting, so long as is required by this Section 10, of a legend on the Warrants, in substantially the following form:

            "THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, EXCEPT THAT THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OF THE HOLDER WITH A REGISTERED BROKER-DEALER OR OTHER LOAN OF THE HOLDER WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT"

                  (d) Margin Agreement. The Company acknowledges and agrees that a Subscriber may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the 1933 Act and, if required under the terms of such arrangement, such Subscriber may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Subscriber's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the 1933 Act or other applicable provision of the 1933 Act to appropriately amend the list of Selling Stockholders thereunder.

                  (e) Certificates. Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Sections 10(b) and (c)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the 1933 Act, or (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the 1933 Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the effective date of the Registration Statement if required by the Company's transfer agent to effect the removal of the legend hereunder as and when any Subscriber so requests. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. The Company agrees that following the effective date of the Registration statement or at such time as such legend is no longer required under this
Section 10, it will, no later than five business days following the delivery by a Subscriber to the Company or the Company's transfer agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend, deliver or cause to be delivered to such Subscriber a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. In addition to such Subscriber's other available remedies, the Company shall pay to a Subscriber, in cash, as liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the last reported closing bid price per share of Common Stock on the date such Securities are submitted to the Company's transfer agent, or if there is no such price on such date, then the closing bid price on the date nearest preceding such date) subject to this Section 10, $10 per business day (increasing to $20 per business day five (5) business days after such damages have begun to accrue) for each business day after such fifth business day until such certificate is delivered. Nothing herein shall limit such Subscriber's right to pursue actual damages for the Company's failure to deliver certificates representing any Securities, and such Subscriber shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

                  (f) Acknowledgement. Each Subscriber severally and not jointly agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 10 is predicated upon the Company's reliance that the Subscriber will sell any Securities pursuant to either the registration requirements of the 1933 Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

            11. Conditions Precedent to Obligations of the Company. The obligations of the Company are subject to the fulfillment prior to or on the Closing Date of the following conditions any of which may be waived by the Company in writing:

                  (a) the Registration Rights Agreement shall be duly executed by the Subscribers and delivered to the Company;

                  (b) all representations and warranties of the Subscribers contained in this Agreement shall be true and correct in all respects as of the Closing Date with the same effect as though such representations and warranties had been made on or as of such date; and

                  (c) all agreements and covenants of the Subscribers to be performed or complied with on or prior to the Closing Date have in all material respects been so performed or complied with.

            12. Conditions Precedent to Obligations of the Subscribers. The obligations of the Subscribers are subject to the fulfillment prior to or on the Closing Date of the following conditions any of which may be waived by the Subscribers in writing:

                  (a) this Agreement shall be duly executed by the Company and delivered to the Subscribers;

                  (b) the Company shall have instructed its transfer agent to issue stock certificates for the number of Shares equal to the number of such Shares set forth opposite each Subscriber's name on the signature page hereto, and such certificates shall be delivered to each Subscriber within three business days of the Closing Date and registered in the name of such Subscriber;

                  (c) a Warrant, registered in the name of each Subscriber, pursuant to which each Subscriber shall have the right to acquire up to the number of shares of Common Stock equal to the number of such shares of Common Stock set forth opposite each such Subscriber's name on the signature page hereto under the heading "Warrants;"

                  (d) the Registration Rights Agreement shall be duly executed by the Company and delivered to the Subscribers;

                  (e) a legal opinion of legal counsel to the Company substantially in the form of Exhibit C attached hereto shall be delivered to the Subscribers;

                  (f) all representations and warranties of the Company contained in this Agreement shall be true and correct in all respects as of the Closing Date with the same effect as though such representations and warranties had been made on or as of such date;

                  (g) all obligations, agreements and covenants of the Company to be performed or complied with on or prior to the Closing Date shall have, in all respects been so performed or complied with;

                  (h) as of the Closing Date, there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

                  (i) From the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission.

            13. Miscellaneous.

                  (a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Secured Services, Inc., 233 Broadway, 40th Floor, New York, New York 10279, Attention: King Moore, telecopier: (905) 339-2392, with a copy to: Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, Suite 1401, New York, New York 10022, Attention: Stephen Zelnick, telecopier: (212) 838-9190, (ii) if to the Subscribers, to: the one or more addresses and telecopier numbers indicated on the signature pages hereto, with an additional copy by telecopier only to: Heather M. Stone, telecopier:
(617) 790-0267, and (iii) if to the Placement Agent, to: Merriman Curhan Ford & Co., 601 Montgomery Street, Suite 1800, San Francisco, CA 94111, telecopier:
(415) 248-5692.

                  (b) Closing. The consummation of the transactions contemplated herein shall take place at the offices of Testa, Hurwitz & Thibeault, LLP, on or before May 17, 2004 upon the satisfaction of all conditions to Closing set forth in this Agreement. The Closing Date is sometimes referred to herein as "Closing Date."

                  (c) Entire Agreement; Assignment. This Agreement and the other Transaction Documents represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the Company and each Subscriber. Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers. Any Subscriber may assign any or all of its rights hereunder to any person in connection with a transfer of any Security to such person, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the Subscribers.

                  (d) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

                  (e) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                  (f) Independent Nature of Subscribers' Obligations and Rights. The obligations of each Subscriber hereunder are several and not joint with the obligations of any other

Subscriber hereunder, and no such Subscriber shall be responsible in any way for the performance of the obligations of any other hereunder.

                  (g) Equitable Adjustment. The Securities and the purchase prices of Securities being purchased hereunder shall be equitably adjusted to offset the effect of stock splits, stock dividends, and distributions of property or equity interests of the Company to its shareholders occurring between the date of this Agreement and the Closing Date.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

      Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                            SECURED SERVICES, INC.
                                            a Delaware corporation

                                            By:_________________________________
                                                Name:
                                                Title:

                                            Dated: May _____, 2004

--------------------------------------------------------------------------------
SUBSCRIBER'S NAME AND ADDRESS           PURCHASE         SHARES         WARRANTS
                                        PRICE
--------------------------------------------------------------------------------

033 GROWTH PARTNERS I, L.P.

By:   033 Asset Management, LLC,
      its Investment Manager

By: _____________________________
     Lawrence C. Longo
     Chief Operating Officer

Address for Notice:
125 High Street, Suite 1405
Boston, MA  02110
Attn: Lawrence C. Longo,
Chief Operating Officer
Tel: (617) 371-2015
Fax: (617) 371-2002

033 GROWTH PARTNERS II, L.P.

By:   033 Asset Management, LLC,
      its Investment Manager

By: _____________________________
     Lawrence C. Longo
     Chief Operating Officer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Address for Notice:
125 High Street, Suite 1405
Boston, MA  02110
Attn: Lawrence C. Longo,
Chief Operating Officer
Tel: (617) 371-2015
Fax: (617) 371-2002

OYSTER POND PARTNERS, L.P.

By:   033 Asset Management, LLC,
      its Investment Manager

By: _____________________________
     Lawrence C. Longo
     Chief Operating Officer

Address for Notice:
125 High Street, Suite 1405
Boston, MA  02110
Attn: Lawrence C. Longo,
Chief Operating Officer
Tel: (617) 371-2015
Fax: (617) 371-2002

033 GROWTH INTERNATIONAL FUND, LTD.

By:   033 Asset Management, LLC,
      its Investment Manager

By: _____________________________
     Lawrence C. Longo
     Chief Operating Officer

Address for Notice:
125 High Street, Suite 1405
Boston, MA  02110
Attn: Lawrence C. Longo,
Chief Operating Officer
Tel: (617) 371-2015
Fax: (617) 371-2002

_________________________________

--------------------------------------------------------------------------------

                         LIST OF EXHIBITS AND SCHEDULES

      Exhibit A            Form of Warrant

      Exhibit B            Registration Rights Agreement

      Exhibit C            Form of Legal Opinion

      Schedule 4(d)        Additional Issuances

      Schedule 4(q)        Undisclosed Liabilities

      Schedule 4(s)        Capitalization

      Schedule 4(ae)       Registration Rights

      Schedule 7           Placement Agent